                      HEALTHCARE FINANCIAL PARTNERS, INC.

        The Corporation is authorized to issue Common Stock and Preferred
Stock. The Board of Directors of the Corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any unissued series of Preferred Stock.

        This certificate and the shares represented hereby shall be subject to all of the provisions of the Amended and Restated Certificate of Incorporation of the Corporation and of the amendments thereto, by all of which the holder by acceptance hereof is bound. The Corporation will furnish without charge to the holders hereof upon request a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Amended and Restated Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each such class and series. Any such request should be made at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common                  UNIF GIFT MIN ACT - .......... Custodian ..............
TEN ENT - as tenants by the entireties                                (Cust)                (Minor)
JT TEN  - as joint tenants with right of                            under Uniform Gifts to Minors
          survivorship and not as tenants                           Act ..............................
          in common                                                             (State)
                                                UNIF TRF MIN ACT  - ..........Custodian (until age ...)
                                                                     (Cust)
                                                                    .......... under Uniform Transfers
                                                                    to Minors Act ....................
                                                                                        (State)

            Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,                       hereby sell, assign and transfer unto
                   ----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------
|                                      |
|                                      |
----------------------------------------

-------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                                                                         Shares
------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                      Attorney
---------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ----------------------------------

                                          X
                                           -----------------------------------

                                          X
                                           -----------------------------------
                                           THE SIGNATURES TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME AS
                                 NOTICE:   WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT,
                                           OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By
   ------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY ELIGIBLE GUARANTOR
INSTITUTION SUCH AS A SECURITIES BROKER/DEALER, COMMERCIAL
BANK, TRUST COMPANY, SAVINGS ASSOCIATION OR A CREDIT UNION
PARTICIPATING IN A MEDALLION PROGRAM.


 KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO
                   THE ISSUANCE OF A REPLACEMENT CERTIFICATE

+--------------+                                               +--------------+
|    Number    |                                               |    Shares    |
+--------------+                                               +--------------+

                             HEALTHCARE   FINANCIAL
                             P  A  R  T  N  E  R  S

COMMON STOCK                                                      COMMON STOCK

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

$.01 PAR VALUE PER SHARE                                       CUSIP 42219W 10 8

This Certifies that



                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

HealthCare Financial Partners, Inc. transferable in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to the provisions of the Amended and Restated Certificate of Incorporation and Amended and Restated By Laws of the Corporation (copies of which are on file with the Secretary of the Corporation), to all of which the holder by acceptance hereof asserts. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        Witness the Seal of the Corporation and signatures of its duly authorized officers.

        Dated:

/s/ Edward P. Nordberg, Jr.                            /s/ John K. Delaney
---------------------------          [SEAL]         ------------------------
  SENIOR VICE PRESIDENT--                            CHAIRMAN OF THE BOARD
LEGAL AND FINANCIAL AFFAIRS                         CHIEF EXECUTIVE OFFICER
    AND SECRETARY                                         AND PRESIDENT





COUNTERSIGNED AND REGISTERED:
  FIRST UNION NATIONAL BANK OF NORTH CAROLINA
       (CHARLOTTE, N.C.)
                               TRANSFER AGENT
                                AND REGISTRAR

BY
                         AUTHORIZED SIGNATURE